Exhibit 10.6(2)

DIREXION SHARES ETF TRUST II

SECOND AMENDMENT TO THE CUSTODY AGREEMENT

THIS SECOND AMENDMENT, dated as of July 7, 2014, to the Custody Agreement dated as of January 28, 2014, as amended March 31, 2014 (the “Agreement”), is entered into by and among DIREXION SHARES ETF TRUST II, a Delaware statutory trust (the “Trust”), DIREXION ASSET MANAGEMENT, LLC (the “Sponsor”) and U.S. BANK, NATIONAL ASSOCIATION, a national banking association (the “Custodian”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the preamble of the Agreement to delete the listing of each series under the Trust; and

WHEREAS, Article XV, Section 15.02 of the Agreement allows for its amendment by a written instrument executed by all parties.

NOW, THEREFORE, the parties agree that Exhibit A is hereby deleted from the Agreement and the first paragraph of the Agreement is hereby superseded and replaced as follows:

THIS AGREEMENT is made and entered into as of this 28th day of January, 2014, by and among DIREXION SHARES ETF TRUST II, a Delaware statutory trust (the “Trust”) acting for and on behalf of each series as are currently authorized and issued by the Trust or may be authorized and issued by the Trust subsequent to the date of this Agreement (each a “Fund” and collectively the “Funds”), DIREXION ASSET MANAGEMENT, LLC, the sponsor of the Funds (“Sponsor”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (the “Custodian”).

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by a duly authorized officer on one or more counterparts as of the day and year first written above.

DIREXION SHARES ETF TRUST II		U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Patrick Rudnick	By:	/s/ Michael R. McVoy
Name: Patrick Rudnick		Name: Michael R. McVoy
Title: Chief Financial Officer		Title: Senior Vice President

(signatures continued on the following page)

7/2014 – Direxion Shares ETF Trust II	1

DIREXION ASSET MANAGEMENT, LLC

By:	/s/ Patrick Rudnick
Name: Patrick Rudnick
Title: Chief Financial Officer

7/2014 – Direxion Shares ETF Trust II	2